COMMITMENTS AND CONTINGENCIES	9 Months Ended	11 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Notes to Financial Statements
COMMITMENTS AND CONTINGENCIES

NOTE 8 – COMMITMENTS AND CONTINGENCIES

During January 2011, the Company entered into a two year software development and marketing agreement with a software developer. The agreement requires the developer to develop an application to use the Company’s product in an iphone application. The agreement requires the application to reach one of the following milestones; 200,000 downloads or 10,000 gift certificate purchases within 60 days of the application becoming available. The developer is entitled to 3% of the gross sales of the gift certificates and the issuance of 207,319 shares of common stock of the Company upon meeting the milestone. In January 2011, the Company amended the agreement to remove the milestones and issued the developer 207,319 shares of common stock valued at a recent cash offering cost of $29,000 ($0.14 per share). As of September 30, 2011 there were no amounts owed.

On August 15, 2011, the Company entered into an employment agreement with its Chief Executive Officer. The agreement is for a period of one year and automatically extends for one day each day until either party notifies the other not to further extend the employment period, provides for an annual base salary totaling $250,000 and annual bonuses based on pre-tax operating income, as defined, for an annual minimum of $50,000 in total. During the three months ended September 30, 2011 the Company recorded a salary expense of $ 33,963 including the prorated portions of the minimum annual bonus of $2,524. Accrued compensation at September 30, 2011 was $6,868.

NOTE 6 COMMITMENTS AND CONTINGENCIES

On December 5, 2010 the Company borrowed $15,000 pursuant to a note payable. The note bears interest at a rate of 10% per annum and is payable upon demand by the holder after March 10, 2011. As additional consideration the holder is entitled to 100,000 shares of common stock in a newly formed entity if the Company completes a merger by March 10, 2011. If the Company completes a merger after March 10, 2011 the holder is entitled to 150,000 shares of common stock in the newly formed entity. If the Company does not complete a merger the holder is not entitled to any shares of common stock. As of December 31, 2010 the Company has not recorded any value for this contingency.

During January 22, 2010, the Company entered into a one year consulting services agreement with a consultant to provide services related to financial services and public relations matters. The agreement requires the Company to issue 11.06 units and make cash payments of up to $100,000 based on certain milestone events and further negotiation between the parties.

During January 2011, the Company entered into a two year software development and marketing agreement with a software developer. The agreement requires the developer to develop an application to use the Company’s product in an iphone application. The agreement requires the application to reach one of the following milestones; 200,000 downloads or 10,000 gift certificate purchases within 60 days of the application becoming available. The developer is entitled to 3% of the gross sales of the gift certificates and the issuance of 2.90 units of the Company upon meeting the milestone.